UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 18, 2012 (May 14, 2012)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475
Houston, Texas 77079
(Address of principal executive offices,
including zip code)

voice: (713) 353-9400
fax: (713) 353-9421
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2012, Hyperdynamics Corporation (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that the Company did not satisfy one of the NYSE’s standards for continued listing applicable to its common stock.  The NYSE noted specifically that the Company was “below criteria” for the NYSE’s price criteria for common stock because the average closing price of the Company’s common stock was less than $1.00 per share over a consecutive 30-trading-day period.  Pursuant to Rule 802.01C of the NYSE’s Listed Company Manual, the NYSE’s price criteria standard requires that any listed security trade at a minimum average closing share price of $1.00 during any consecutive 30-trading-day period.

Under the NYSE’s rules, in order to cure the deficiency for this continued listing standard, both the Company’s share price and the average share price (over a consecutive 30-trading-day period), must exceed $1.00 by six months following receipt of the non-compliance notice.  As required by the NYSE rules, the Company will notify the NYSE, within 10 business days of receipt of the non-compliance notice, of its intent to cure the price deficiency and return to compliance with this continued listing standard.  During the six-month period, the Company’s stock will remain listed on the NYSE.

This Current Report on Form 8-K contains certain statements that may constitute “forward-looking statements” within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, regarding the Company’s future plans and expected performance that are based on assumptions the Company believes to be reasonable.  Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.  A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, funding and exploration efforts, fluctuations in oil and gas prices and other risk factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012. The Company undertakes no obligation to publicly update these forward looking statements to reflect events or circumstances that occur after the issuance of this news release or to reflect any change in the Company’s expectations with respect to these forward looking statements.

A copy of the press release announcing the Company’s receipt of the NYSE notice is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	May 18, 2012	By:	/s/ PAUL C. REINBOLT
		Name:	Paul C. Reinbolt
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated May 18, 2012